BUNKER HILL

July 2, 2020

Placer Mining Corporation
1 Mine Road
Kellogg, Idaho 83837

P.O. Box 29
Kellogg, ID 83837

James McMillan PLLC
415 7th Street #7
Wallace, Idaho 83873

Copy Sent Via U.S. Mail and Email to:
David Kreideman, President

Copy Sent U.S. Mail and Email to:
James McMillan, Esq.,
Attorney at Law, PLLC

Delivered in Person to Mr. David Kreideman

Notice of Exercise to Extend the Bunker Hill Mining Lease with Option to Purchase for the Bunker Hill Mine

Dear Dave:

Pursuant to the terms of the Bunker Hill Mining Lease with Option to Purchase Agreement, and amendments thereto (the "Lease"), Bunker Hill Mining Corp. gives notice that it hereby exercises its option to extend the Lease for an additional six-month term subject to the same terms and conditions of the Lease (including the option to purchase). The extension term will begin August 2, 2020 and expire February 1, 2021. In accordance with the Lease, Bunker Hill Mining Corp. has wired the Extension Payment of $60,000.00 directly to Placer Mining Corp. and Placer Mining Corp. hereby acknowledges receipt of the same.

Sincerely,

[redacted]

Sam Ash, President
Bunker Hill Mining Corp.

Receipt Acknowledged and Accepted this 2nd day of July, 2020.

[redacted]

David Kreideman, President
Placer Mining Corp.